                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, ANTHONY S. CLEBERG AND STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the Morrison Knudsen Corporation Deferred Compensation Plan (the "Plan") and/or any other interests in or to be acquired under the Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and in connection with or relating to such registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of October, 1997.

                                         /s/ D. H. Batchelder
                                         --------------------------------------
                                         D. H. Batchelder

                               POWER OF ATTORNEY
                               -----------------


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, ANTHONY S. CLEBERG AND STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the Morrison Knudsen Corporation Deferred Compensation Plan (the "Plan") and/or any other interests in or to be acquired under the Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and in connection with or relating to such registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of October, 1997.

                                         /s/ W. C. Langley
                                         --------------------------------------
                                         W. C. Langley

                               POWER OF ATTORNEY
                               -----------------


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, ANTHONY S. CLEBERG AND STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the Morrison Knudsen Corporation Deferred Compensation Plan (the "Plan") and/or any other interests in or to be acquired under the Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and in connection with or relating to such registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of October, 1997.

                                         /s/ R. S. Miller, Jr.
                                         --------------------------------------
                                         R. S. Miller, Jr.

                               POWER OF ATTORNEY
                               -----------------


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, ANTHONY S. CLEBERG AND STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the Morrison Knudsen Corporation Deferred Compensation Plan (the "Plan") and/or any other interests in or to be acquired under the Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and in connection with or relating to such registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of October, 1997.

                                         /s/ Dorn Parkinson
                                         --------------------------------------
                                         Dorn Parkinson

                               POWER OF ATTORNEY
                               -----------------


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, ANTHONY S. CLEBERG AND STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the Morrison Knudsen Corporation Deferred Compensation Plan (the "Plan") and/or any other interests in or to be acquired under the Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and in connection with or relating to such registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of October, 1997.

                                         /s/ T. W. Payne
                                         --------------------------------------
                                         T. W. Payne

                               POWER OF ATTORNEY
                               -----------------


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, ANTHONY S. CLEBERG AND STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the Morrison Knudsen Corporation Deferred Compensation Plan (the "Plan") and/or any other interests in or to be acquired under the Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and in connection with or relating to such registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of October, 1997.

                                         /s/ J. D. Roach
                                         --------------------------------------
                                         J. D. Roach

                               POWER OF ATTORNEY
                               -----------------


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, ANTHONY S. CLEBERG AND STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the Morrison Knudsen Corporation Deferred Compensation Plan (the "Plan") and/or any other interests in or to be acquired under the Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and in connection with or relating to such registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of October, 1997.

                                         /s/ D. R. Washington
                                         --------------------------------------
                                         D. R. Washington